CAPSTONE CHURCH CAPITAL FUND

(“Fund”)

Supplement dated December 14, 2011

To Prospectus and Statement of Additional Information dated January 28, 2011

At a meeting held December 12, 2011, the Fund’s shareholders approved all matters presented, including:

1.

approval of a new investment advisory agreement with Capstone Asset Management Company (“CAMCO”), the Fund’s investment adviser, to take effect upon an anticipated change of control of CAMCO’s parent, Capstone Financial Services, Inc. (“CSFI”), which is expected to occur in January, 2012.  The terms of the new agreement are not materially different from those of the current agreement, except for the date of its commencement and term.  The fee schedule is the same as that in the current agreement.

2.

election of the following six Trustees for the Fund:  John M. Briggs, Edward L. Jaroski, James F. Leary, Leonard B. Melley, Jr.,  John R. Parker and William H. Herrmann, Jr., and

3.

approval of an amendment to the Fund’s fundamental policy regarding repurchase offers to change the repurchase request deadline for the Fund’s annual repurchase offer from the last business day of September to the last business day of August.  Thus, the repurchase request deadline for the Fund’s next repurchase offer will be the last business day of August, 2012.

The anticipated change of control.  Edward L. Jaroski and Dan Watson, the founders of CSFI, are currently deemed, under applicable law, to control CSFI because each owns over 25% of the outstanding voting securities of CSFI.  In January, 2012, Mr. Watson is expected to sell all his shares of CSFI to Steward Financial Holdings, Inc. and Mr. Jaroski will convert his voting shares to shares with lesser voting rights.  Mr. Watson will retire from CSFI, but Mr. Jaroski will continue as President and Director.  As a result of the described share transactions, Steward Financial Holdings, Inc., which is already a shareholder of CSFI, will hold sufficient voting shares of CSFI to be deemed to have control and Messrs. Jaroski and Watson will no longer be deemed to have control.  As required by applicable law, the Fund’s current investment advisory agreement will terminate upon the change of control and the new investment advisory agreement approved by Fund shareholders at the December 12, 2012 meeting will take effect.  The CSFI share ownership changes described above are not expected to change the operations of CAMCO or the Funds in any material way.

Steward Financial Holdings, Inc. (“SFH”), 1661 N. Boonville Avenue, Springfield, MO 65803-2751, is a holding company.  SFH is a wholly owned, for profit subsidiary, of AG Financial Services Group (AGFSG).  AGFSG was organized by the Assemblies of God Church in 1998.